Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Tax Advantaged Dividend Fund, a series of Value Equity Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 1, 2004                                     /s/Julian Sluyters
                                                    Julian Sluyters
                                                    Chief Executive Officer
                                                    Scudder Tax Advantaged
                                                    Dividend Fund, a series of
                                                    Value Equity Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Tax Advantaged Dividend Fund, a series of Value Equity Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 1, 2004                                    /s/Paul Schubert
                                                   Paul Schubert
                                                   Chief Financial Officer
                                                   Scudder Tax Advantaged
                                                   Dividend Fund, a series of
                                                   Value Equity Trust